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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of Amendment No. 2 to Registration Statement No. 333-06931 on Form S-1.


                                          ARTHUR ANDERSEN LLP


Dallas, Texas
September 10, 1996